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                                                                   EXHIBIT 4.5.4

                                FOURTH AMENDMENT

         This FOURTH AMENDMENT (the "Amendment") dated April, 29, 1998 is entered into by and among QUORUM HEALTH GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), the LENDERS referred to in the Credit Agreement (the "Lenders") and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina) as Agent for the Lenders (hereinafter defined the "Agent").


                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of April 22, 1997 (such agreement, as previously amended, and as further amended from time to time, herein referred to as the "Credit Agreement") pursuant to which the Lenders have agreed to extend certain credit facilities to the Borrower. Capitalized terms used in this Amendment not otherwise defined herein have the respective meanings attributed to such terms in the Credit Agreement.

         The Borrower has requested that the Lenders amend the Credit Agreement as more fully described below. Subject to the terms and conditions set forth below, the Lenders are willing to agree to the requested amendments.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, each of the Lenders and the Agent agree as follows:

         1. AMENDMENTS TO ARTICLE I. The definition of "Eligible Assignee" is hereby amended by deleting the period at the end of such definition and inserting the following text in lieu thereof:

                           "and so long as no Default or Event of Default shall
                  have occurred and be continuing, approved in writing by the Borrower, such approvals not to be unreasonably withheld."

         2.       AMENDMENTS TO ARTICLE VII.

                           (a) Section 7.1(a) is hereby amended by deleting the
                  number "45" on the first line thereof and substituting the number "50" in lieu thereof; and.

                           (b) Section 7.1(b) is hereby amended by deleting the
                  number "100" in the first line thereof and substituting the number "105" in lieu thereof.

         3.       AMENDMENTS TO ARTICLE IX.

                           (a) Section 9.1 is hereby amended by deleting the
                  number "3.25" in the last line thereof and substituting the number "3.50" in lieu thereof.

                           (b) Section 9.2 shall be deleted and the phrase
                  "[Intentionally Omitted]" shall be substituted in lieu thereof.



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                           (c) Section 9.4 shall be deleted and the phrase
                  "[Intentionally Omitted]" shall be substituted in lieu thereof.


         4.       AMENDMENTS TO ARTICLE X.

                           (a) Section 10.1 is hereby amended by deleting the
                  word "and" at the end of clause (g) thereof and deleting the period at the end of clause (h) thereof and substituting the following text in lieu thereof.

                           "and (i) other Debt not to exceed $200,000,000 in the
                  aggregate amount outstanding at any time pursuant to senior unsecured notes in form and substance and on terms and conditions satisfactory to the Agent and Required Lenders."

                           (b) Section 10.7 is hereby amended by inserting the
                  following new clause (e) immediately after clause (d) thereof:

                                    "(e) so long as no Default or Event of
                  Default has occurred and is continuing, or would result therefrom, the Borrower may purchase on the open market (and/or through private purchases) shares of its Capital Stock not otherwise permitted hereunder; provided that (i) the aggregate total consideration paid for such shares during the term hereof does not exceed $100,000,000 and (ii) such repurchases are made in accordance with a formal share repurchase plan in form and substance satisfactory to the Administrative Agent and adopted by the Board of Directors of the Borrower."

         5.       AMENDMENT TO SECTION 13.10.

                           (a) Section 13.10(b)(ii) is hereby deleted and the
                  following text inserted in lieu thereof:

                                    "(ii) if less than all of the assigning
                  Lender's Commitment is to be assigned, the amount of the Commitment so assigned, plus the amount of the commitment of such Lender under the Quorum ELLF Credit Agreement required to be assigned pursuant to Section 13.10(b)(vi) hereof shall not be less than $10,000,000 in the aggregate;"

                           (b) Section 13.10(f)(i) is hereby deleted and the
                  following text inserted in lieu thereof:

                                    "(i) each such participation plus the amount
                  of any corresponding participation of such Lender under the Quorum ELLF Credit Agreement required pursuant to Section 13.10(f)(viii) shall not be less than $5,000,000 in the aggregate;"

         6. WAIVER OF COVENANTS LIMITING INVESTMENTS AND ASSET DISPOSITION. The Agent and the Lenders hereby consent to a series of transactions by which NC-CNH, Inc., NC-MGH, Inc., respectively, will convey Macon Northside Hospital and Middle Georgia Hospital, both located in Macon, Georgia, and related assets and properties to a joint venture to be formed with Columbia/HCA (the "Macon Joint Venture"), in exchange for which the Borrower shall




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                  receive an interest in such joint venture commensurate with its Investment, and waive compliance with the provisions of Sections 10.4 and 10.6 of the Credit Agreement to the extent, but only to the extent, necessary to permit such conveyance and Investment; provided, that (a) (i) the amount of any items incurred by the Macon Joint Venture which would constitute Debt (if incurred by the Borrower or any Consolidated Entity), in the aggregate, shall not exceed $20,000,000, or (ii) if such items which would constitute Debt exceed, in the aggregate, $20,000,000, Consolidated Net Income shall thereafter exclude the net income from such Macon Joint Venture and any related tax effect thereof (b) if the distribution policy of such joint venture as of the date of such Investment by the Borrower shall be amended or otherwise modified in a manner adverse to the Borrower, then Consolidated Net Income shall thereafter exclude the net income from such Macon Joint Venture and any related tax effect thereof.

         7. CONDITIONS. The effectiveness of the Amendments set forth herein shall be conditioned upon receipt by the Agent of a copy of this Amendment duly executed by the Agent, the Borrower and the Required Lenders.

         8. BRINGDOWN; REFERENCES TO CREDIT AGREEMENT. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except and to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. All references in the Loan Documents to "Credit Agreement" shall refer to the Credit Agreement as amended by this Amendment and as the Credit Agreement may be further amended from time to time.

         7. MISCELLANEOUS. Except as amended hereto, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in one or more counterparts each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument and no single counterpart of this Amendment need be executed by all the parties hereto. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Amendment shall be governed by the laws of the State of North Carolina.



                            [Signature Pages Follow]






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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment to Credit Agreement as of the date first above written.




                                      QUORUM HEALTH GROUP, INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






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                                      FIRST UNION NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      TORONTO DOMINION (TEXAS), INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      SCOTIABANC INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      AMSOUTH BANK OF ALABAMA


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      CITICORP USA, INC.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



[Fourth Amendment]



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                                      SUNTRUST BANK, NASHVILLE, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





                                      CORESTATES BANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





                                      NATIONSBANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






                                      MELLON BANK, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________

[Fourth Amendment]



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                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      FLEET NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      ABN AMRO BANK N.V.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      COOPERATIEVE CENTRALE RAIFFEISEN
                                      BOERENLEENBANK B.A.

                                      "RABOBANK NEDERLAND,"
                                      NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






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                                      NATIONAL CITY BANK OF KENTUCKY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      BANQUE PARIBAS


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      LTCB TRUST COMPANY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






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                                      THE SUMITOMO BANK, LIMITED


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      BANK ONE, DAYTON, NA


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      THE SANWA BANK LIMITED,
                                      ATLANTA AGENCY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      FBTC LEASING CORP.


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________





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                                      THE SUMITOMO TRUST AND
                                      BANKING CO., LTD.,
                                      NEW YORK BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________




                                      KREDIETBANK N.V.,
                                      GRAND CAYMAN BRANCH


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      FIRST TENNESSEE BANK
                                      NATIONAL ASSOCIATION


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      FIRST AMERICAN NATIONAL BANK


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________






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                                      BANK OF TOKYO - MITSUBISHI
                                      TRUST COMPANY


                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



                                      By: ______________________________________
                                          Name:  _______________________________
                                          Title: _______________________________



[Fourth Amendment]